SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
September 17, 2009
Date of Report (Date of earliest event reported)
COLLECTIVE BRANDS, INC.
(Exact Name of Registrant as Specified in its Charter)
DELAWARE
(State or Other Jurisdiction of Incorporation)

1-14770 (Commission File Number)	43-1813160 (IRS Employer Identification No.)
3231 Southeast Sixth Avenue
Topeka, Kansas 66607-2207
(Address of Principal Executive Office) (Zip Code)
(785) 233-5171
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     The Charter of the Board of Directors requires that any director who has a significant change in occupational status, other than retirement from his or her full-time position, tender their resignation, together with a request to the Compensation, Nominating and Governance Committee that such director not be designated as a nominee for re-election to the Board. Pursuant to this requirement, at the September 17, 2009 meeting of the Board of Directors, D. Scott Olivet tendered his resignation. The Board of Directors declined to accept his resignation. Mr. Olivet serves on the Audit and Finance Committee.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLECTIVE BRANDS, INC.
Date: September 21, 2009	By:	/s/ Douglas G. Boessen
Douglas G. Boessen
Division Senior Vice President, Chief Financial Officer and Treasurer